Exhibit 10.5

September 27, 2018

Genentech, Inc.

1 DNA Way

South San Francisco

California, USA 94080

Re:

Collaborative Research and License Agreement between Xenon Pharmaceuticals Inc. (“Xenon”) and Genentech, Inc. (“GNE”) together with F. Hoffmann-La Roche Ltd (“Roche”) (GNE and Roche, collectively, “Genentech”), made as of December 22, 2011, as amended (prior to this Amendment) (the “Agreement”)

Attention: Kate Skrable, Alliance Management

Dear Kate,

Further to our recent discussions and in accordance with Section 16.14 of the Agreement, and in consideration of the premises and mutual covenants contained herein, Xenon and Genentech agree as follows:

1	AMENDED AND RESTATED Letter Amendment #7

This amendment to the Agreement shall amend and restate, and replace in its entirety, the letter amendment #7 dated July 25, 2018, and shall hereinafter be referred to as the “Letter Amendment #7”.  Except as specifically defined below, capitalized terms used in this Letter Amendment #7 shall have the same meaning as ascribed to such terms in the Agreement.

2	DEFINITIONS

For purposes of this Letter Amendment #7:

2.1	“Amendment Date” means July 25, 2018.
2.2

“Final Patent Review” means the patent review of the NaV1.6 IP (excluding the patents covering the patent applications listed in Exhibit A, which have already been subject to review) following the process set out in the Letter Agreement of May 8, 2017, which review has been completed prior to the Amendment Date.

2.3	“ [†] Assay” means the assay described in Exhibit B to this Letter Amendment #7.
2.4	“[†] Model” means the [†].
2.5	“NaV1.6 Compound(s)” means [†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

2.6

“NaV1.6 IP” has the meaning set out in Letter Amendment #4 up to the NaV1.6 Research Program End Date, including the subject matter of the patent applications listed in Exhibit A and any other patent applications that claim priority to one or more of the patent applications listed in Exhibit A, and any other Intellectual Property Controlled by Xenon arising from the NaV1.6 Research Program identified in the Final Patent Review.

2.7

“NaV1.6 Licensee” means a Third Party licensed by Xenon to make, use, sell, offer for sale, or import products containing NaV1.6 Compounds above the NaV1.7 Threshold. A “NaV1.6 Licensee” does not include [†].

2.8	“NaV1.6 Research Program End Date” means [†].
2.9	“NaV1.7 Threshold” means [†] as measured using the [†] Assay.
2.10	“Pain Field” means treating the following diseases by modulating NaV1.7: pain indications and pain associated with other diseases or conditions.
3	Wind-down of the NaV1.6 Research Program
3.1	As of the NaV1.6 Research Program End Date, the NaV1.6 Research Program shall terminate. Thereafter, Xenon may conduct its own independent NaV1.6 research program.
3.2

As of the Amendment Date, Xenon’s obligations to disclose Xenon Research Data under Section 4 of Letter Amendment #4 shall cease; and Section 4.2 of Letter Amendment #4 is hereby amended and restated as follows:

“All Xenon Research Data disclosed to Genentech pursuant to Letter Amendment #4 shall be held and maintained as Confidential Information of Xenon in accordance with Article 11 of the Agreement, subject to the license grant to Genentech under Section 6(c) below.”

3.3	As of the Amendment Date, the Parties shall cease their patent cooperation under Section 9 of Letter Amendment #4, and Section 9 of Letter Amendment #4 is hereby terminated.
4	Royalties
4.1

For products containing NaV1.6 Compounds above the NaV1.7 Threshold (except for Excluded Collaboration Compounds), Xenon shall pay Genentech a royalty on Net Sales of such products on a product by product basis and on a country by country basis, at the percentage rate set out below.  The royalties shall be paid for a period of ten (10) years commencing on the date of First Commercial Sale of such product(s) in such country.

Annual Net Sales up to and including $[†]:       [†] percent ([†]%)

Annual Net Sales above $[†]:        [†] percent ([†]%)

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

4.2

The calculation, reporting, payment and audit rights respecting such royalty shall be as if sales by Xenon or a licensee of products containing NaV1.6 Compounds above the NaV1.7 Threshold were sales of a Licensed Product by Genentech or a licensee, and Sections 8.11, Royalty Reports; Payments; 8.12, Audits; 8.13, Tax Matters; 8.14, Currency Exchange; 8.15, Late Payments; 8.16, Mode of Payment; 8.17, No Set Off; and 8.20, Sublicensees; shall apply to such royalties, mutatis mutandis.

5	LICENSES
5.1	Xenon’s License
(a)	Section 6(a) of Letter Amendment #4 is hereby amended and restated as follows:

“(a)License to Xenon.

Genentech hereby grants to Xenon under the Know-How forming a part of the Genentech Collaboration IP, a non-exclusive, irrevocable, perpetual, world-wide, sublicensable license under such Know-How that is necessary or useful to make, use, sell, offer for sale, and import NaV1.6 Compounds above the NaV1.7 Threshold (except for Excluded Collaboration Compounds) and products containing NaV1.6 Compounds above the NaV1.7 Threshold (except for Excluded Collaboration Compounds).

Xenon may grant sublicenses to Third Parties of its licensed rights under Section 6(a) of Letter Amendment #4 without the prior consent of Genentech, such sublicense rights to be subject to the terms and conditions, mutatis mutandis, as are set forth in Section 9.3 of the Agreement.”

(b)

NaV1.6 Compound(s) above the NaV1.7 Threshold (whether or not Collaboration Compounds) and products containing NaV1.6 Compounds above the NaV1.7 Threshold (except for Excluded Collaboration Compounds) are not subject to the restrictions in Section 3.8 of the Agreement.

(c)	Section 6(b) and Section 7 of Letter Amendment #4 are hereby deleted.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

5.2	Genentech’s Licenses in NaV1.6 IP and [†] Model
(a)	The licenses under Section 6(c)(i), (ii) and (iii) of Letter Amendment #4 are hereby amended and restated as follows:

“(c)License to Genentech.

Xenon hereby grants to Genentech:

5.2.a.1

under NaV1.6 IP, a royalty-free, non-exclusive, world-wide license to make, use, sell, offer for sale and import Compounds at or under the NaV1.7 Threshold and products containing Compounds at or under the NaV1.7 Threshold, for all uses and indications except epilepsy; and

5.2.a.2

the right to grant sublicenses to Third Parties of its licensed rights under subparagraph 6(c)(i) above without the prior consent of Xenon, such sublicense rights to be subject to the same terms and conditions, mutatis mutandis, as are set forth in Sections 9.3 and 9.4 of the Agreement.”

(b)	Xenon hereby grants Genentech the irrevocable, non-exclusive license to use the NaV1.6 IP and the [†] Model for any internal research purposes.
6	Certain Prohibitions
6.1

Although Xenon Controls NaV1.6 IP (except as licensed to Genentech pursuant to Section 5.2 above), Xenon agrees that it shall, and shall cause its NaV1.6 Licensees to not, directly or indirectly, develop, seek approval for, market or promote:

(a)	NaV1.6 Compounds at or under the NaV1.7 Threshold for epilepsy;
(b)	NaV1.6 Compound(s) for the Pain Field; and
(c)	Excluded Collaboration Compounds in any field.
7	OWNERSHIP OF INTELLECTUAL PROPERTY

All NaV1.6 IP is owned solely by Xenon. For the purposes of the Agreement, NaV1.6 IP is not Post-Research Term IP. Xenon owes no duty of confidence to Genentech respecting the NaV1.6 IP.

8	GENERAL
8.1

As of the Amendment Date, except as set out above, Letter Amendment #6 is terminated and Xenon shall return all Collaboration Compounds in Xenon’s possession (if any) to Genentech within [†] ([†]) days.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

8.2	In the event of a conflict between the terms of this Letter Amendment #7 and the terms of the Agreement, the terms of this Letter Amendment #7 shall prevail.
8.3	Except as specifically provided above in this Letter Amendment #7, the Agreement remains in full force and effect, unamended.
8.4

Any rights and obligations of the Parties set out in this Letter Amendment #7 which, from the context hereof, are intended to survive any termination or expiration of the Agreement, including those rights and obligations set out in Sections 4, 5, 7 and 8 above, shall survive any such termination or expiration. Sections 5.2(a) and 6 shall terminate on termination or expiry of the Agreement.

[signature page follows]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

By the signatures below, the Parties have caused this Letter Amendment #7 to be executed by their respective duly authorized officers to be effective as of the Amendment Date.

Sincerely,

XENON PHARMACEUTICALS INC.

By:	/s/ Simon Pimstone	By:	/s/ Dr. Robin Sherrington
Name:	Simon Pimstone	Name:	Robin Sherrington, PhD
Title:	CEO	Title:	EVP, Business & Corporate Development

GENENTECH, INC.

By:	/s/ Patrick Bigot
Name:	Patrick Bigot
Title:	VP, Alliance Management

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Stefan Arnold	By:	/s/ Barbara Schroeder
Name:	Stefan Arnold	Name:	Barbara Schroeder
Title:	Head Legal Pharma	Title:	Authorized Signatory

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Exhibit A
[†] Patent Applications

[†]

[†]

[†]

[†]

[†]

[†]

[†]

[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Exhibit B
Description of the [†] Assay

[†]

[†].

[†].

[†].

[†]

[†].

[†]

[†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION